UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2007


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-17171                    75-2212772
    --------                         -------                    ----------
 (State or other                (Commission File              (I.R.S. Employer
 jurisdiction of                     Number)                Identification No.)
 incorporation)


     650 South Edmonds, Suite 108, Lewisville, TX                 75067
      (Address of principal executive offices)                  Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On May 16, 2007, the Registrant issued a press release clarifying the purpose of Form 424B3 entitled RE-OFFER PROSPECTUS, filed with the Securities and Exchange Commission on May 15, 2007, related to regularly filed updates regarding the company's stock option incentive plan for employees and directors.
         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

        Exhibit 99.1 Press Release dated May 16, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  URANIUM RESOURCES, INC.




Date:    May 18, 2007                             /s/ Thomas H. Ehrlich
                                                  ------------------------------
                                                  Thomas H. Ehrlich
                                                         Vice President and
                                                         Chief Financial Officer

Exhibit Index

Exhibit Number             Description
--------------             -----------
Exhibit 99.1               Press Release dated May 16, 2007